UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                           MAY 10, 2006 (MAY 5, 2006)
                        Date of Report (Date of earliest
                                 event reported)

                              EGPI FIRECREEK, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                      000-32507                88-0345961
------------------------------   ----------------------    --------------------
(State or other jurisdiction     (Commission File No.)         (IRS Employer
      of incorporation)                                     Identification No.)

                              6564 SMOKE TREE LANE
                              SCOTTSDALE, AZ 85253

          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (480) 948-6581



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective May 5, 2006, the Company and Firecreek Petroleum, Inc. accepted the resignation of Mr. William E. Merritt as the Executive Vice President of EGPI Firecreek, Inc. and Executive Vice President of Firecreek Petroleum, Inc., and as a director, officer, and committee member and all other positions held with these companies and their subsidiaries. Mr. Merritt has determined to explore other opportunities. Mr. Merritt's resignation letter did not reference a disagreement with the Company or any of its subsidiaries on any matter relating to the Company's or its subsidiaries' operations, policies and practices.

Effective May 8, 2006, the Company and Firecreek Petroleum, Inc. accepted the resignation of Mr. John R. Taylor as the President of EGPI Firecreek, Inc. and as the President and CEO of Firecreek Petroleum, Inc., and as director, officer, and committee member and all other positions held with these companies and their subsidiaries. Mr. Taylor is leaving the main stream for medical reasons. Upon his resignation, Mr. Taylor expressed his continued support of the Company and its subsidiaries and his belief that the Company is well positioned to become a very profitable oil company. Mr. Taylor's resignation letter did not reference a disagreement with the Company or any of its subsidiaries on any matter relating to the Company's or its subsidiaries' operations, policies and practices.


Both Mr. Taylor and Mr. Merritt have expressed that they shall be available to provide consulting and evaluation assistance on an ongoing basis for all of the Company's active domestic and overseas efforts and requirements in progress.

The Company is proud of the tremendous non stop efforts, strategic counsel, and hard work provided by Mr. Taylor and Mr. Merritt during their tenure with the Company


A copy of Mr. Merritt's resignation letter is filed herewith as Exhibit 17.1 and a copy of Mr. Taylor's resignation letter is filed herewith as Exhibit 17.2.


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



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(C) Exhibits


17.1     Resignation Letter of Mr. Merrit

17.2     Resignation Letter of Mr. Taylor

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                          EGPI FIRECREEK, INC.
                                          (formerly Energy Producers, Inc.)

                                   By:    /s/ Dennis R. Alexander
                                          --------------------------
                                          Chairman and Chief Financial Officer

May 10, 2006



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